Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080
Fax (248) 281-0940
30600 Telegraph Road, Suite 2175
Bingham Farms, MI 48025-4586
www.sucpas.com
March 2, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Sweet Spot Games, Inc.
Silver Springs, Nevada

To Whom It May Concern:

Silberstein Ungar, PLLC hereby consents to the use in the Form 8-K, Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, filed by Sweet Spot Games, Inc. of our report dated February 28, 2011, relating to the financial statements of Greenfield Farms Grassfed Beef, Inc. as of and for the period ending December 31, 2010.

Sincerely,

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC